                                                                     EXHIBIT 4.4

NEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND NEITHER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND QUALIFIED UNDER SUCH LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE QUALIFICATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION.

                                                           "Warrants" Shares

                                    WARRANT
                     TO PURCHASE SHARES OF COMMON STOCK OF
                             ECOMMERCIAL.COM, INC.

THIS CERTIFIES that, for value received, "First" "Last", or registered assigns (a "Registered Holder") is entitled, upon the terms and subject to the conditions set forth herein, to subscribe for and purchase from eCommercial.com, Inc., a corporation with a principal office at 95 Enterprise, Suite 360, Aliso Viejo, California 92656 (the "Company"), "Warrants" shares (the "Warrant Shares") of the Company's Common Stock (the "Common Stock") at a price equal to $8.00 per share (the "Exercise Price").

 1.   Title of Warrant. Prior to the expiration hereof and subject to compliance
      ----------------
      with applicable laws, this warrant (this "Warrant") and all rights hereunder are transferable, in whole or in part, at the principal office of the Company specified above, by the Registered Holder in person or by duly authorized attorney, upon surrender of this Warrant, properly endorsed, together with an Assignment Form substantially in the form of Exhibit B attached hereto (the "Assignment Form").
      ---------

 2.   Method of Exercise; Payment.
      ---------------------------

      2.1 Cash Exercise. The purchase rights represented by this Warrant may be
          -------------
      exercised by the Registered Holder, in whole or in part, at any time during the period commencing on the date hereof and expiring on the date that is two (2) year after the date hereof (the "Warrant Exercise Term") by (i) surrender of this Warrant together with a duly executed notice of exercise form (the "Notice of Exercise") substantially in the form attached hereto as Exhibit A at the principal office of the Company (or
                         ---------
      such other office of the Company as it may designate by notice in writing to the Registered Holder at the address of such holder appearing on the books of the Company), and (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, which amount may be paid, at the option of the Registered Holder, by bank check payable to the order of the Company or by wire transfer.

      2.2   Net Issue Exercise.
            ------------------

            (a) In lieu of payment of the Exercise Price by bank check or wire transfer in accordance with Section 2.1 hereof, the Registered Holder may elect to pay the Exercise Price by surrendering this Warrant to the Company in exchange for the number of shares of Common Stock determined in accordance with the following formula:


                      X     =    Y (A-B)
                                 -------
                                    A

      Where:     X   =    the number of shares of Common Stock to be issued to
                 the Registered Holder;

                 Y   =    the number of Warrant Shares requested to be exercised
                 under this Warrant;

                 A   =    the fair market value of one share of Common Stock (as
                 of the date of calculation); and

                 B   =    the Exercise Price (as adjusted to the date of such
                 calculation).

            (b) For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

                (i) If this Warrant is exercised in connection with an initial public offering of the Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission (the "Commission"), then the fair market value per share of Common Stock shall be the "Initial Price to Public" specified in the final prospectus filed with the Commission with respect to such offering;

                (ii) If this Warrant is exercised prior to, and not in connection with, an initial public offering of Common Stock and if the Common Stock is not then quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or traded on an exchange, then the current fair market value of Common Stock shall be as determined in good faith by the Company's Board of Directors, unless (a) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, or (b) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company shall be the surviving party and in which all or substantially all of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other party or cash or any other property, in which case the fair market value per share of Common Stock shall be deemed to be the value received by the holders of Common Stock pursuant to such merger, acquisition or consolidation; and

                (iii) If this Warrant is exercised not in connection with an initial public offering of Common Stock and the Common Stock quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or traded on an exchange, then the current fair market value of the Common Stock shall be the weighted average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or the closing price quoted on the exchange on which the Common Stock is traded, as the case may be, as published in the Wall Street Journal for the ten (10) trading
                                 -------------------
day period ending one day prior to the date of determination of such fair market value.

      2.3 Record Date. If the Registered Holder shall be entitled to exercise
          -----------
this Warrant on the date that this Warrant is surrendered to the Company for exercise in accordance with the terms hereof, the Warrant Shares so purchased shall be deemed to have been issued to the Registered Holder and the Registered Holder shall be deemed to have been the record owner of such shares as of the close of business on the date of such surrender.

      2.4 Stock Certificates. Within a reasonable time after the exercise of
          ------------------
this Warrant in accordance with the terms hereof, certificates for the Warrant Shares so purchased shall be delivered to the Registered Holder and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Registered Holder. The Company covenants that all shares of stock which may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable, and will be free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue).

      3.  No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

      4.  Charges, Taxes and Expenses.  The Company shall pay all charges, taxes
          ---------------------------
and other expenses in connection with the issuance of certificates representing the Warrant Shares purchased by the Registered Holder upon the exercise of this Warrant, and such certificates shall be issued in the name of the Registered Holder or in such name or names as may be directed by the Registered Holder; provided, however, that in the event that certificates for Warrant Shares are
--------  -------
directed by the Registered Holder to be issued in a name other than that of the Registered Holder, this Warrant shall be accompanied by a duly executed Assignment Form when surrendered for exercise.

      5.  No Rights as Shareholders. This Warrant does not entitle the
          -------------------------
Registered Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

      6.  Exchange and Registry of Warrant. This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the Registered Holder at the principal office of the Company specified above, for a new Warrant of like tenor to be dated as of the date of such exchange. The Company shall maintain at its principal office a registry showing the name and address of the Registered Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office of the Company, and, the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

      7.  Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
          -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will make and deliver to the Registered Holder a replacement warrant with terms that are substantially the same as those contained herein provided that (i) in the event of loss, theft or destruction of this Warrant, the Company receives indemnity or security reasonably satisfactory to the Company, (ii) in the event of mutilation of this Warrant, the Company receives this Warrant for cancellation, and (iii) in any event the Company receives reimbursement of all reasonable expenses incurred in connection with the issuance of a replacement warrant.

      8.  Saturdays, Sundays, Holidays. etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      9. Adjustment. The number of shares for which this Warrant is exercisable,
         ----------
the Exercise Price and the time period for exercise are subject to adjustment from time to time as follows:

      9.1 Antidilution. Subject and pursuant to the provisions of this Section
          ------------
9.1, the Exercise Price and number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter:

          (a) In the event that the Company shall sell or issue either any shares of its Common Stock or any rights, options, warrants or obligations or securities containing the right to subscribe for or purchase any shares of Common Stock ("Options") or exchangeable for or convertible into shares of Common Stock ("Convertible Securities"), at a price per share, as determined pursuant to Section 9.1(b), less than the Exercise Price then in effect on the date of such sale or issuance, then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of this Warrant by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding on the date of sale or issuance of such shares of Common Stock, Options or Convertible Shares immediately following such sale or issuance, and (B) the denominator of which shall be the number of shares of Common Stock outstanding on the date prior to the date of sale or issuance of such shares of Common Stock, Options or Convertible Shares, plus the number of shares of Common Stock which the aggregate consideration received by the Company upon such issuance would purchase on such date at the per share Exercise Price then in effect.

          (b) The following provisions, in addition to other provisions in this
Section 9.1, shall be applicable in determining any adjustment under
Section 9.1(a):

              (i) In the event of the issuance or sale of shares of Common Stock, part or all of the consideration for which shall be cash, the cash consideration received by the Company therefor shall be deemed to be the amount of gross cash proceeds of such sale of shares without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

              (ii) In the event of the issuance or sale of shares of Common Stock, wholly or partly for a consideration other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the value of such consideration as determined by a resolution adopted by the Board of Directors of the Company acting in good faith, irrespective of any accounting treatment thereof. Any such good faith determination shall be final and binding upon the Registered Holder. In the event of the issuance or sale of shares of Common Stock (other than upon conversion or exchange) together with other stock or securities or other assets of the Company for a consideration which is received for both such shares of Common Stock and other securities or assets, the Board of Directors of the Company acting in good faith shall determine what part of the consideration so received is to be deemed to be the consideration for the issuance of such shares of Common Stock, irrespective of any accounting treatment thereof. Any such good faith determination shall be final and binding upon the Registered Holder.

              (iii) In the event that at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in shares of Common Stock, then such shares of Common Stock issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and no adjustment shall be made in connection with such distribution.

                 (iv) The price per share of any shares of Common Stock sold or issued by the Company (other than pursuant to Options or Convertible Securities) shall be equal to a price calculated by dividing (A) the amount of the consideration received by the Company, as determined pursuant to Sections 9.1(b)(i) and 9.1(b)(ii), upon such sale or issuance by (B) the number of shares of Common Stock sold or issued.

                 (v) In the event that the Company shall at any time after the date hereof issue any Options or Convertible Securities, the following provisions shall apply in making any adjustment pursuant to this Section 9.1:

                      (1) The price per share for which shares of Common Stock are issuable upon the exercise of the Options or upon conversion or exchange of the Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, by
(ii) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Option or upon the conversion or exchange of such Convertible Securities.

                      (2) In determining the price per share for which shares of Common Stock are issuable upon exercise of the Option or conversion or exchange of the Convertible Securities and in computing any adjustment pursuant to
Section 9.1(a) (i) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or Convertible Securities shall be considered to be outstanding at the time such Options or Convertible Securities were issued and to have been issued for such price per share as determined pursuant to Section 9.1(b)(v)(1), and (ii) the consideration for the issuance of such Options or Convertible Securities and the amount of additional consideration payable to the Company upon exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined in the same manner as the consideration received upon the issuance of sale of shares of Common Stock as provided in Sections 9.1(b)(i) and 9.1(b)(ii).

                      (3) On the expiration of such Options or the termination of any right to convert or exchange any Convertible Securities, the number of shares of Common Stock subject to this Warrant shall forthwith be readjusted to such number of shares of Common Stock as would have been obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such Options or upon conversion or exchange of such Convertible Securities.

                      (4) If the minimum purchase price per share of Common Stock provided for in any Option or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall change or a different purchase price or rate shall become effective at any time or from time to time (other than pursuant to any antidilution provisions of such Options or Convertible Securities) then upon such change becoming effective, the number of shares of Common Stock subject to this Warrant shall forthwith be readjusted to such number of shares as would have been obtained had the adjustments made upon the granting or issuance of such Options or Convertible Securities been made upon the basis of (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the granting or issuance at the time of such change of any such Options or Convertible Securities then still outstanding or the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate of exchange or conversion.

                      (5) Except as otherwise specifically provided herein, the date of issuance or sale of shares of Common Stock, any Option or any Convertible Security shall be deemed to be the date the Company is legally obligated to issue such shares of Common Stock or such Option or Convertible Security.

                      (6) Anything hereinabove to the contrary notwithstanding, no adjustment shall be made pursuant to Section 9.1(a) to the Exercise Price, or to the number of shares of Common Stock purchasable upon the exercise of the Warrant upon:

                          a. The issuance or sale by the Company of (1) any
shares of Common Stock pursuant to this Warrant or any other warrant or warrants to be issued to the Registered Holder, (2) any Options granted pursuant to the Company's 1999 Stock Option Plan.

                          b. The issuance or sale of shares of Common Stock
pursuant to the exercise of Options or conversion or exchange of Convertible Securities hereinafter issued for which an adjustment has been made (or was not required to be made) pursuant to the provisions of this Section 9.1.

                          c. The increase in the number of shares of Common
Stock subject to any Option or Convertible Securities referred to in this
Section 9.1(b)(v)(6) pursuant to the provisions of such Options or Convertible Securities designed to protect against dilution.

              (c) No adjustment in the number of shares of Common Stock subject to this Warrant shall be required under this Section 9.1 unless such adjustment would require an increase or decrease in such number of shares of at least 2% of the then adjusted number of shares of Common Stock issuable upon exercise of this Warrant; provided, however, that any adjustments which by reason of the
              --------  -------
foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment.

              (d) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as provided in this Section 9.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying the Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

              (e) If the Company after the date hereof shall take any action affecting the shares of its Common Stock, other than actions described in this
Section 9, which, in the opinion of the Board of Directors of the Company, would materially affect the rights of the Registered Holder, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of such Warrant shall be adjusted in such manner, if any, and at such time as the Board of Directors of the Company, in good faith, may determine to be equitable under the circumstances. The minutes or unanimous consent approving such action shall set forth the Board's determination as to whether an adjustment is warranted and the manner of such adjustment. In the absence of such determination, Holder may request in writing that the Board make such determination. Any such determination made in good faith by the Board shall be final and binding upon the Holder. If the Board fails, however, to make such determination within sixty
(60) days after such request, such failure shall be deemed a determination that no such adjustment is required.

      9.2  Merger, Sale of Assets, etc.  If at any time there shall be a capital
           ---------------------------
reorganization of the Common Stock (other than a subdivision, combination, payment of dividend, reclassification or exchange of Common Stock provided for below) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company or of any other entity to which a holder of the Common Stock issuable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Registered Holder of this Warrant after the reorganization, merger, consolidation or sale such that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and number and kind of securities purchasable upon exercise of this Warrant) shall be applicable after that event in relation to any securities purchasable after that event upon exercise of this Warrant.

      9.3 Reclassification, etc. If the Company at any time shall, by
          ---------------------
subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be deemed to represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change and the Exercise Price shall be proportionately adjusted.

      9.4 Certificate as to Adjustment. In each case of any adjustment in either
          ----------------------------
the Exercise Price or in the number of shares of Common Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and shall prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

      10. Restrictions on Transfer. This Warrant and the securities issuable
          ------------------------
upon exercise of this Warrant have not been registered under the Act or under the securities laws any states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom, investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. As a condition to the issuance of this Warrant and to its exercise, the Registered Holder hereby represents and warrants to the Company that:


      10.1 The Warrant and, if applicable, the shares of Common Stock issuable upon exercise hereof (collectively, the "Securities") have been acquired by
                                         ----------
the Registered Holder for investment and not with a view to the sale or other distribution thereof or within the meaning of the Act, and the Registered Holder has present intention of selling or otherwise disposing all or any portion of the Securities.

      10.2 The Registered Holder has acquired the Securities for the Registered Holder's own account.

      10.3 The Registered Holder is capable of evaluating the merits and risks of any investment in the Securities, is financially capable of bearing a total loss of this investment and has either: (i) a preexisting personal or business relationship with the Company or its principals, or (ii) by reason of the

Registered Holder's business or financial experience, has the capacity to protect his, her or its own interests in connection with this investment.

      10.4 The Registered Holder has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Registered Holder considers important to making the decision to acquire the Securities and has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning an investment in the Securities and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

      10.5 The Registered Holder understands that the Securities shall be deemed restricted securities under the Act and may not be resold unless they are registered under the Act and qualified under any applicable state securities laws unless an exemption from such registration and qualification is available.

      10.6 The Registered Holder is familiar with the contents of Rule 144 promulgated under the Act ("Rule 144") which provides, in substance, that:
                            --------
(i) after the expiration of one year from the date restricted securities have been purchased and fully paid for, a holder may transfer such restricted securities provided certain public information, volume, manner of sale and notice requirements are complied with; and (ii) after the expiration of two years from the date restricted securities have been purchased and fully paid for, holders who are not "affiliates" of the Company may sell such restricted securities without satisfying such conditions.

      10.7 The Registered Holder further understands that if the requirements of Rule 144 are not met, registration under the Act, compliance with Regulation A promulgated under the Act, or some other registration exemption will be required for any disposition of the Securities; and that, although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and such persons and the brokers who participate in the transactions do so at their own risk.

11.  Miscellaneous.
     -------------

      11.1  Issue Date.  The provisions of this Warrant shall be construed and
            ----------
shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof.

      11.2  Authorized Shares.  The Company covenants that during the period the
            -----------------
Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant, including taking all actions necessary to increase the authorized number of shares of Common Stock by a sufficient number of shares. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

      11.3  No Impairment.  The Company will not, by amendment of its
            -------------
Certificate of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder hereof against impairment.

      11.4  Notices of Record Date.  In the event of:
            ----------------------

            (a) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

      12.  Attorneys' Fees.  In the event any party is required to engage the
           ---------------
services of attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and any other related costs and expenses.

      13.  Headings. The headings in this Warrant are for purposes of
           --------
convenience only, and shall not be deemed to constitute a part hereof.

      14.  Governing Law. This Warrant shall constitute a contract under the
           -------------
laws of the State of Delaware and shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware, excluding that body of law applicable to conflicts of laws.

      15.  Terms Binding. This Warrant shall be binding upon any successors or
           -------------
assigns of the Company. By acceptance of this Warrant, the Registered Holder (and each subsequent assignee, transferee or Registered Holder) accepts and agrees to be bound by all the terms and conditions of this Warrant.

                         [SIGNATURE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.



Dated:  ___________ ___, 1999



                                ECOMMERCIAL.COM, INC.



                                By:_________________________
                                Name:_______________________
                                Its:________________________

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------

TO:  ECOMMERCIAL.COM, INC.

     1. The undersigned hereby elects to purchase _______________________ shares of Common Stock of eCommercial.com, Inc. pursuant to the terms of this warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Payment of the purchase price shall be by (please mark the appropriate method):

          _________  Bank Check

          _________  Wire Transfer

          _________  Net Exercise

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      ___________________________________
                                     (Name)

                      ___________________________________
                                    (Address)

                      ___________________________________
                                    (Address)

     4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares without registration under the Act or an exemption therefrom.



Date:
     ___________________________     ________________________________________
                                       (Signature)

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

       (To assign the warrant to which this Assignment Form is attached, complete and execute this form.  Do not use this form to
                 purchase shares upon exercise of the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


________________________________________________________________________________
                                 (Please Print)

whose address is
                ________________________________________________________________
                         (Please Print)


                         Dated: ______________________, _____.

                         Holder's Signature:        _____________________

                         Holder's Address:          _____________________

                                                    _____________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant to which this Assignment Form is attached, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACZachary RobertsFinancial Printing GroupNEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND NEITHER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND QUALIFIED UNDER SUCH LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE QUALIFICATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION.


                                                                  250,000 Shares


                                    WARRANT
                     TO PURCHASE SHARES OF COMMON STOCK OF
                             ECOMMERCIAL.COM, INC.

THIS CERTIFIES that, for value received, @Onex LLC, or registered assigns (a "Registered Holder") is entitled, upon the terms and subject to the conditions set forth herein, to subscribe for and purchase from eCommercial.com, Inc., a corporation with a principal office at 95 Enterprise, Suite 360, Aliso Viejo, California 92656 (the "Company"), 250,000 shares (the "Warrant Shares") of the Company's Common Stock (the "Common Stock") at a price equal to $7.00 per share (the "Exercise Price").

     1.  Title of Warrant.  Prior to the expiration hereof and subject to
         ----------------
compliance with applicable laws, this warrant (this "Warrant") and all rights hereunder are transferable, in whole or in part, at the principal office of the Company specified above, by the Registered Holder in person or by duly authorized attorney, upon surrender of this Warrant, properly endorsed, together with an Assignment Form substantially in the form of Exhibit B attached hereto (the "Assignment Form").

     2.  Method of Exercise; Payment.
         ---------------------------

     2.1        Cash Exercise.  The purchase rights represented by this Warrant
                -------------
compliance may be may be exercised by the Registered Holder, in whole or in part, at any time during the period commencing on the date hereof and expiring on the date that is five (5) years after the date hereof (the "Warrant Exercise Term") by (i) surrender of this Warrant together with a duly executed notice of exercise form (the "Notice of Exercise") substantially in the form attached hereto as Exhibit A at the principal office of the Company (or such other office
          ---------
of the Company as it may designate by notice in writing to the Registered Holder at the address of such holder appearing on the books of the Company), and (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, which amount may be paid, at the option of the Registered Holder, by bank check payable to the order of the Company or by wire transfer.

     2.2       Net Issue Exercise.
               ------------------

     (1) In lieu of payment of the Exercise Price by bank check or wire transfer in accordance with Section 2.1 hereof, the Registered Holder may elect to pay the Exercise Price by surrendering this Warrant to the Company in exchange for the number of shares of Common Stock determined in accordance with the following formula:

                             X     =     Y (A-B)
                                         -------
                                            A

Where:    X    =   the number of shares of Common Stock to be issued to the
                   Registered Holder;

          Y    =   the number of Warrant Shares requested to be exercised under this Warrant;

          A    =   the fair market value of one share of Common Stock (as of the date of calculation); and

          B    =   the Exercise Price (as adjusted to the date of such
                   calculation).

     (2) For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

          (1) If this Warrant is exercised in connection with an initial public offering of the Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission (the "Commission"), then the fair market value per share of Common Stock shall be the "Initial Price to Public" specified in the final prospectus filed with the Commission with respect to such offering;

          (2) If this Warrant is exercised prior to, and not in connection with, an initial public offering of Common Stock and if the Common Stock is not then quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or traded on an exchange, then the current fair market value of Common Stock shall be as determined in good faith by the Company's Board of Directors, unless
(a) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, or (b) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company shall be the surviving party and in which all or substantially all of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other party or cash or any other property, in which case the fair market value per share of Common Stock shall be deemed to be the value per share of Common Stock received by the holders of Common Stock pursuant to such merger, acquisition or consolidation; and

          (3) If this Warrant is exercised not in connection with an initial public offering of Common Stock and the Common Stock is quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or traded on an exchange, then the current fair market value of the Common Stock shall be the weighted average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or on The Nasdaq Stock Market or the closing price quoted on the exchange on which the Common Stock is traded, as the case may be, as published in the Wall Street Journal for the ten (10) trading day
                            -------------------
period ending one day prior to the date of determination of such fair market value.

     2.3  Record Date.  If the Registered Holder shall be entitled to exercise
          -----------
this Warrant on the date that this Warrant is surrendered to the Company for exercise in accordance with the terms hereof, the Warrant Shares so purchased shall be deemed to have been issued to the Registered Holder and the Registered Holder shall be deemed to have been the record owner of such shares as of the close of business on the date of such surrender.

     2.4  Stock Certificates.  Within a reasonable time after the exercise of
          ------------------
this Warrant in accordance with the terms hereof, certificates for the Warrant Shares so purchased shall be delivered to the Registered Holder and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Registered Holder. The Company covenants that all shares of stock which may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable, and will be free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue).

     3.  No Fractional Shares or Scrip.  No fractional shares or scrip
         -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. Fractional amounts resulting from a net issue exercise under Section
2.2 hereof shall be rounded to the nearest whole share.

     4.  Charges, Taxes and Expenses.  The Company shall pay all charges, taxes
         ---------------------------
and other expenses in connection with the issuance of certificates representing the Warrant Shares purchased by the Registered Holder upon the exercise of this Warrant, and such certificates shall be issued in the name of the Registered Holder or in such name or names as may be directed by the Registered Holder; provided, however, that in the event that certificates for Warrant Shares are
--------  -------
directed by the Registered Holder to be issued in a name other than that of the Registered Holder, this Warrant shall be accompanied by a duly executed Assignment Form when surrendered for exercise.

     5.  No Rights as Shareholders; Limitation of Liability.  This Warrant does
         --------------------------------------------------
not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder hereof, shall give rise to any liability of the Registered Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.  Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
         --------------------------------
the surrender hereof by the Registered Holder at the principal office of the Company specified above, for a new Warrant of like tenor to be dated as of the date of such exchange. The Company shall maintain at its principal office a registry showing the name and address of the Registered Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office of the Company, and, the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     7.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the
         -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will make and deliver to the Registered Holder a replacement warrant with terms that are substantially the same as those contained herein provided that (i) in the event of loss, theft or destruction of this Warrant, the Company receives indemnity or security reasonably satisfactory to the Company, (ii) in the event of mutilation of this Warrant, the Company receives this Warrant for cancellation, and (iii) in any event the Company receives reimbursement of all reasonable expenses incurred in connection with the issuance of a replacement warrant.

     8.  Saturdays, Sundays, Holidays. etc.  If the last or appointed day for
         ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     9.  Adjustment.  The number of shares for which this Warrant is
         ----------
exercisable, the Exercise Price and the time period for exercise are subject to adjustment from time to time as follows:

     9.1       Antidilution.  Subject and pursuant to the provisions of this
               ------------
Section 9.1, the Exercise Price and number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter:

          (1) In the event that the Company shall sell or issue either any shares of its Common Stock or any rights, options, warrants or obligations or securities containing the right to subscribe for or purchase any shares of Common Stock ("Options") or exchangeable for or convertible into shares of Common Stock ("Convertible Securities"), at a price per share, as determined pursuant to Section 9.1(b), less than the Exercise Price then in effect on the date of such sale or issuance, then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of this Warrant by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding on the date of sale or issuance of such shares of Common Stock, Options or Convertible Shares immediately following such sale or issuance, and (B) the denominator of which shall be the number of shares of Common Stock outstanding on the date prior to the date of sale or issuance of such shares of Common Stock, Options or Convertible Shares, plus the number of shares of Common Stock which the aggregate consideration received by the Company upon such issuance would purchase on such date at the per share Exercise Price then in effect.

          (2)  The following provisions, in addition to other provisions in this
Section 9.1, shall be applicable in determining any adjustment under Section 9.1(a):

               (1) In the event of the issuance or sale of shares of Common Stock, part or all of the consideration for which shall be cash, the cash consideration received by the Company therefor shall be deemed to be the amount of gross cash proceeds of such sale of shares without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

               (2) In the event of the issuance or sale of shares of Common Stock, wholly or partly for a consideration other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the value of such consideration as determined by the Board of Directors of the Company acting in good faith, irrespective of any accounting treatment thereof. In the event of the issuance or sale of shares of Common Stock (other than upon conversion or exchange) together with other stock or securities or other assets of the Company for a consideration which is received for both such shares of Common Stock and other securities or assets, the Board of Directors of the Company acting in good faith shall determine what part of the consideration so received is to be deemed to be the consideration for the issuance of such shares of Common Stock, irrespective of any accounting treatment thereof. Any determination by the Board of Directors pursuant to this
Section 9.1(b)(ii) may be challenged in good faith by the Registered Holder, and any dispute shall be resolved by an investment banking firm of nationally recognized standing selected by the Company and acceptable to the Registered Holder.

               (3) The price per share of any shares of Common Stock sold or issued by the Company (other than pursuant to Options or Convertible Securities) shall be equal to a price calculated by dividing (A) the amount of the consideration received by the Company, as determined pursuant to Sections 9.1(b)(i) and 9.1(b)(ii), upon such sale or issuance by (B) the number of shares of Common Stock sold or issued.

               (4) In the event that the Company shall at any time after the date hereof issue any Options or Convertible Securities, the following provisions shall apply in making any adjustment pursuant to this Section 9.1:

                    (1) The price per share for which shares of Common Stock are issuable upon the exercise of the Options or upon conversion or exchange of the Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, by

(ii) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Option or upon the conversion or exchange of such Convertible Securities.

          (2) In determining the price per share for which shares of Common Stock are issuable upon exercise of the Option or conversion or exchange of the Convertible Securities and in computing any adjustment pursuant to Section 9.1(a) (i) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or Convertible Securities shall be considered to be outstanding at the time such Options or Convertible Securities were issued and to have been issued for such price per share as determined pursuant to Section 9.1(b)(iv)(1), and (ii) the consideration for the issuance of such Options or Convertible Securities and the amount of additional consideration payable to the Company upon exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined in the same manner as the consideration received upon the issuance of sale of shares of Common Stock as provided in Sections 9.1(b)(i) and 9.1(b)(ii).

          (3) On the expiration of such Options or the termination of any right to convert or exchange any Convertible Securities, the number of shares of Common Stock subject to this Warrant shall forthwith be readjusted to such number of shares of Common Stock as would have been obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such Options or upon conversion or exchange of such Convertible Securities.

          (4) If the minimum purchase price per share of Common Stock provided for in any Option or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall change or a different purchase price or rate shall become effective at any time or from time to time then upon such change becoming effective, the number of shares of Common Stock subject to this Warrant shall forthwith be readjusted to such number of shares as would have been obtained had the adjustments made upon the granting or issuance of such Options or Convertible Securities been made upon the basis of
(i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the granting or issuance at the time of such change of any such Options or Convertible Securities then still outstanding or the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate of exchange or conversion.

          (5) Except as otherwise specifically provided herein, the date of issuance or sale of shares of Common Stock, any Option or any Convertible Security shall be deemed to be the date the Company is legally obligated to issue such shares of Common Stock or such Option or Convertible Security.

          (6) Anything hereinabove to the contrary notwithstanding, no adjustment shall be made pursuant to Section 9.1(a) to the Exercise Price, or to the number of shares of Common Stock purchasable upon the exercise of the Warrant upon:

                    1. The issuance or sale by the Company of (1) any shares of Common Stock pursuant to this Warrant or any other warrant or warrants to be issued to the Registered Holder, (2) any Options granted pursuant to the Company's 1999 Stock Option Plan or shares in respect of exercises of such Options, (3) up to 250,000 shares of Common Stock in connection with strategic alliances, licensing arrangements and the like approved by the Company's Board of Directors or Options not issued under the Company's 1999 Stock Option Plan and (4) securities issuable on the exercise of Options or conversion of securities outstanding as of the date of this Warrant.

                    2. The issuance or sale of shares of Common Stock pursuant to the exercise of Options or conversion or exchange of Convertible Securities hereinafter issued for which an adjustment has been made (or was not required to be made) pursuant to the provisions of this Section 9.1.

          (3) No adjustment in the number of shares of Common Stock subject to this Warrant shall be required under this Section 9.1 unless such adjustment would require an increase or decrease in such number of shares of at least 1% of the then adjusted number of shares of Common Stock issuable upon exercise of this Warrant; provided, however, that any adjustments which by reason of the
              --------  -------
foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment.

          (4) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as provided in this Section 9.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying the Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

          (5) If the Company after the date hereof shall take any action affecting the shares of its Common Stock, other than actions described in this
Section 9, which, in the opinion of the Board of Directors of the Company, would materially affect the rights of the Registered Holder, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of such Warrant shall be adjusted in such manner as may be equitable under the circumstances.

     9.2  Merger, Sale of Assets. etc.  If at any time there shall be a capital
          ---------------------------
reorganization of the Common Stock (other than a subdivision, combination, payment of dividend, reclassification or exchange of Common Stock provided for below) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person, or a liquidation of the Company's assets or a dissolution of the Company then, as a part of such reorganization, merger, consolidation, sale, liquidation or dissolution, lawful provision shall be made so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this

Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, or, in the case of a liquidation of assets or a dissolution to receive, upon such liquidation or dissolution, without taking any further action, the number of shares of Common Stock or other securities or property of the Company or of any other entity to which a holder of the Common Stock issuable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Registered Holder of this Warrant after the reorganization, merger, consolidation or sale such that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and number and kind of securities purchasable upon exercise of this Warrant) shall be applicable after that event in relation to any securities purchasable after that event upon exercise of this Warrant.

     9.3  Reclassification, etc.  If the Company at any time shall, by stock
          ---------------------
dividend, subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be deemed to represent the right to acquire such number and kind of securities as a record holder of the same number and kind of securities for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and the Exercise Price shall be proportionately adjusted.

     9.4  Certain Other Distributions.  If at any time the Company shall take a
          ---------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, evidences of indebtedness or any other securities or property of any nature whatsoever (other than securities for which an adjustment is made pursuant to Section 9.3), then the Company shall cause to be mailed to the Registered Holder at least ten days prior to the date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such dividend or distribution.

     9.5  Certificate as to Adjustment.  In each case of any adjustment in
          ----------------------------
either the Exercise Price or in the number of shares of Common Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and shall prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

     10.  Restrictions on Transfer.  This Warrant and the securities issuable
          ------------------------
upon exercise of this Warrant have not been registered under the Act or under the securities laws of any states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom, and holders should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. As a condition to the issuance of this Warrant and to its exercise, the Registered Holder hereby represents and warrants to the Company that:

     10.1 The Warrant and, if applicable, the shares of Common Stock issuable upon exercise hereof (collectively, the "Securities") have been acquired by the
                                         ----------
Registered Holder for investment and not with a view to the sale or other distribution thereof within the meaning of the Act, and the Registered Holder has no present intention of selling or otherwise disposing all or any portion of the Securities.

     10.2 The Registered Holder has acquired the Securities for the Registered Holder's own account.

     10.3 The Registered Holder is capable of evaluating the merits and risks of any investment in the Securities, is financially capable of bearing a total loss of this investment and has either: (i) a preexisting personal or business relationship with the Company or its principals, or (ii) by reason of the Registered Holder's business or financial experience, has the capacity to protect his, her or its own interests in connection with this investment.

     10.4 The Registered Holder has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Registered Holder considers important to making the decision to acquire the Securities and has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning an investment in the Securities and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

     10.5 The Registered Holder understands that the Securities shall be deemed restricted securities under the Act and may not be resold unless they are registered under the Act and qualified under any applicable state securities laws unless an exemption from such registration and qualification is available.

     10.6 The Registered Holder is familiar with the contents of Rule 144 promulgated under the Act ("Rule 144") which provides, in substance, that: (i)
                            --------
after the expiration of one year from the date restricted securities have been purchased and fully paid for, a holder may transfer such restricted securities provided certain public information, volume, manner of sale and notice requirements are complied with; and (ii) after the expiration of two years from the date restricted securities have been purchased and fully paid for, holders who are not "affiliates" of the Company may sell such restricted securities without satisfying such conditions.

     10.7 The Registered Holder further understands that if the requirements of Rule 144 are not met, registration under the Act, compliance with Regulation A promulgated under the Act, or some other registration exemption will be required for any disposition of the Securities; and that, although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and such persons and the brokers who participate in the transactions do so at their own risk.

     11.  Representation and Warranties of the Company.  The Company hereby
          --------------------------------------------
represents and warrants to the Registered Holder that:

     11.1  Organization and Standing.  The Company is a corporation duly
           -------------------------
organized and existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     11.2  Corporate Power.  The Company has requisite legal and corporate power
           ---------------
and authority to issue this Warrant and the Warrant Shares as provided herein and to carry out and perform its obligations hereunder.

     11.3  Capitalization.  The authorized capital stock of the Company consists
           --------------
of 20,000,000 shares of Common Stock, par value $.001 per share ("Common Stock"), of which 9,512,523 shares are issued and outstanding as of the date hereof, and 2,000,000 shares of Preferred Stock, par value $.001 per share, of which 1,750,000 shares have been designated as Series B Preferred Stock ("Series B Preferred"). 1,093,073 shares of Series B Preferred are issued and outstanding as of the date hereof. All of the outstanding shares of Common Stock and Series B Preferred are duly authorized, validly issued, fully paid and nonassessable. Except for such outstanding shares of Common Stock and Series B Preferred and
(i) options to purchase 1,868,000 shares of Common Stock granted under the Company's 1999 Stock Option Plan (the "Option Plan"), (ii) warrants to purchase an aggregate of 475,965 shares of Common Stock, (iii) 2,400,000 shares of Common Stock reserved for issuance upon exercise of options outstanding or to be granted under the Company's 1999 Stock Option Plan, (iv) 475,965 shares of Common Stock reserved for issuance upon exercise of warrants and (v) 1,093,073 shares of Common Stock issuable on conversion of shares of Series B Preferred (assuming no adjustment to the conversion price of the Series B Preferred), there are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition from the Company or any of its significant shareholders of any shares of its capital stock.

     11.4  Authorization.  All corporate action on the part of the Company, its
           -------------
officers, directors and shareholders necessary for the authorization, sale, issuance and delivery of this Warrant and the Warrant Shares pursuant hereto and the performance of all of the Company's obligations hereunder has been taken. This Warrant constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by applicable law. This Warrant is validly issued, fully paid and non-assessable. The Warrant Shares have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable. This Warrant is, and when issued in accordance with the terms of this Warrant, the Warrant Shares will be, free of any liens or encumbrances created by Registered Holder; provided, however, that this Warrant and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws.

     11.5  Compliance with Instruments.  The Company is not in violation of or
           ---------------------------
default under (i) any term of its certificate of incorporation or bylaws, as amended, (ii) to the knowledge of the Company, any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order or decree, or (iii) to the knowledge of the Company, any statute, rule or regulation applicable to the Company in each case where such violation would materially and adversely affect the Company. To the knowledge of the Company, the execution, delivery, performance and issuance of this Warrant and the issuance of the Warrant Shares have not resulted in, and will not result in, any material violation of, or conflict with, or constitute with or without the passage of time and the giving of notice a material violation or default under, the Company's certificate of incorporation or bylaws, as amended, or any such material agreements except where the violation, conflict, or default would not (a) have a material adverse effect on the ability of the Company to perform its obligations hereunder, (b) have a material adverse effect on the Company's business operations, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

     11.6  Governmental Consent, etc.  To the Company's knowledge, no consent,
           --------------------------
approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Warrant, or the offer, sale or issuance of this Warrant or the Warrant Shares, or the consummation of any other transaction contemplated hereby, except for the making of filings and the payment of fees as may be necessary under California Corporate Securities Law of 1968, as amended, and any other applicable Blue Sky laws, which filings and payments of fees, if required, will be accomplished in a timely manner, except where the failure to file or pay any such fee would not (i) have a material adverse effect on the ability of the Company to perform its obligations hereunder or (ii) have a material adverse effect on the Company's business operations.

     12.  Miscellaneous.
          -------------

     12.1      Issue Date.  The provisions of this Warrant shall be construed
               ----------
and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof.

     12.2      Authorized Shares.  The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant, including taking all actions necessary to increase the authorized number of shares of Common Stock by a sufficient number of shares. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

     12.3      No Impairment.  The Company will not, by amendment of its
               -------------
Certificate of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder hereof against impairment.

     12.4      Notices of Record Date.  In the event:
               ----------------------

          (1) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

          (2) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     13.  Nonwaiver and Expenses.  No course of dealing or any delay or failure
          ----------------------
to exercise any right hereunder on the part of the Registered Holder shall operate as a waiver of such right or otherwise prejudice the Registered Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Registered Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Registered Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     14.  Headings.  The headings in this Warrant are for purposes of
          --------
convenience only, and shall not be deemed to constitute a part hereof.

     15.  Governing Law.  This Warrant shall constitute a contract under the
          -------------
laws of the State of Delaware and shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware, excluding that body of law applicable to conflicts of laws.

     16.  Terms Binding.  This Warrant shall be binding upon any successors or
          -------------
assigns of the Company. By acceptance of this Warrant, the Registered Holder (and each subsequent assignee, transferee or Registered Holder) accepts and agrees to be bound by all the terms and conditions of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  ______________ __, 1999


                                      ECOMMERCIAL.COM, INC.


                                      By:________________________________
                                      Name:______________________________
                                      Its:_______________________________

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------

TO:  ECOMMERCIAL.COM, INC.

     17. The undersigned hereby elects to purchase _____________________ shares of Common Stock of eCommercial.com, Inc. pursuant to the terms of this warrant, and tenders herewith payment of the purchase price of such shares in full.

     18. Payment of the purchase price shall be by (please mark the appropriate method):

          ___________  Bank Check

          ___________  Wire Transfer

          ___________  Net Exercise

     19. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                    _______________________________
                                 (Name)


                    _______________________________
                                (Address)


                    _______________________________
                                (Address)

     20. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares without registration under the Act or an exemption therefrom.


Date:_____________________                   ___________________________________
                                             (Signature)

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

       (To assign the warrant to which this Assignment Form is attached, complete and execute this form.  Do not use this form to
                purchase shares upon exercise of the warrant.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                 (Please Print)

whose address is _______________________________________________________________
                                 (Please Print)


                                     Dated:____________, ____.

                                     Holder's Signature:  ________________

                                     Holder's Address:    ________________

                                                          ________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant to which this Assignment Form is attached, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.